GENERAL CANNABIS

QTCQX:CANN
www.generalcann.com
info@generalcann.com
303.759.1300

February 2019 Presentation

CONTENTS

This presentation contains forward-looking statements within the meaning of the federal securities laws including statements related to future products and services we anticipate providing, the potential amount of revenue our Pueblo, Colorado facility can generate in future periods, the anticipated uses of our "Greenhouse" headquarters, our future plans, our expectations regarding new businesses in which we may expand and future acquisitions, our expectations about future developments in the regulated cannabis industry and markets, and any statements or assumptions underlying any of the foregoing. Such statements are based on management's current expectations and are subject to a number of uncertainties and risks that could cause actual results to differ materially from those described in the forward-looking statements. These statements may include words such as "anticipate," "estimate," "expect," "project," "plan," "intend," "believe," "may," "will," "should," "likely" and other words and terms of similar meaning in connection with any discussion of the timing or nature of future events. We cannot assure you that future developments affecting us will be those that we have anticipated. Important risks and uncertainties that could cause actual results to differ materially from our expectations include, among others, those risks and uncertainties disclosed in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" sections of our most recent Form 10-K and Form 10-Q filed with the Securities and Exchange Commission, and similar disclosures in subsequent reports filed with the Securities and Exchange Commission. Any forward-looking statement made by us in this presentation speaks only as of the date on which we make it. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws. The content of this presentation is provided for information purposes only, and is not intended for trading or investment purposes.



INTRODUCTION


Michael Feinsod
INTERIM CEO
Brian Andrews
CHIEF FINANCIAL OFFICER
Brett Wendt
GENERAL COUNSEL
Hunter Garth
VP CORPORATE DEVELOPMENT
Joe Hodas
CHIEF OPERATING OFFICER
GC CAPITAL
ACCOUNTING SUPPORT / ANALYSTS
VP | CONTROLLER
FINANCE MANAGER
ACCOUNTING MANAGER & SENIOR ACCOUNTANT
Cindy Gonzales
VP OF MARKETING
The GREENHOUSE
Passive Investments
IRON PROTECTION GROUP
CHIEFTON
NEXT BIG CROP
Caleb Patton
MANAGING DIRECTOR
9 OPERATING MANAGERS
60+ OPERATORS
Bryan DeHaven
MANAGING DIRECTOR
CREATIVE SERVICES & COLLAB PRODUCT
SALES
Richard Cardinal
MANAGING DIRECTOR
HANDS ON MANAGEMENT SOLUTIONS
BUSINESS DEVELOPMENT
SYSTEMS ENGINEER
DIRECTOR OF CULTIVATION
PROJECT MANAGER
10+ CULTIVATORS

Strong corporate platform supporting entrepreneurial subsidiaries

Four vertical divisions servicing the regulated cannabis industry nationwide

$36.2 MILLION	$97.7 MILLION
SHARES OUTSTANDING	MARKET CAPITALIZATION

As of: 01/31/2019

4 offices: Denver, CO; Long Island, NY; Los Angeles, CA; and Sacramento, CA

Accounting and Auditing Firm:	Securities Counsel:
HALL & COMPANY CERTIFIED PUBLIC ACCOUNTANTS & CONSULTANTS, INC.	MORRISON FOERSTER

CURRENT BUSINESS SEGMENTS

- Security & Cash Transportation
- Marketing & Apparel
- Operations Consulting & Products
- Finance & Real Estate



// Well capitalized

// Strong management team

// 91 Employees

// OTCQX Listed

// Deep industry experience



General Cannabis' strategy for our customers is to act as a single source resource for the cannabis industry. Currently that takes the shape of providing security, marketing, application and business plan development, large scale cultivation and dispensary design/build/management as well as financing. We execute this strategy through on-going development of our suite of services via acquisition and organic growth of our existing lines of business.

It is our belief that by offering a fully vetted, professional and transparent partnership in what can otherwise be a challenging industry, we can help our customers and partners with time-to-market, efficiency and profitability in a

profound, sustainable and long-term fashion.

A portfolio of synergistic entrepreneurial companies servicing the regulated cannabis industry.

Iron Protection Group (A General Cannabis Company)
- Physical Security
- Security Planning Solutions
- Video Monitoring & Technology Solutions
- Cash Transportation

Chiefton Supply Co (A General Cannabis Company)
- Apparel
- Hemp Products
- Design & Branding

Next Big Crop (A General Cannabis Company)
- Operations Management
- Dispensary Management
- Cultivation Technology Solutions
- License Applications

GC Capital (A General Cannabis Company)
- Loans
- Equity Investments
- Real Estate Development & Leasing
- Passive Investments

CURRENT BUSINESS SEGMENTS

NEXT BIG CROP

A GENERAL CANNABIS COMPANY

Next Big Crop offers top-notch consulting services in an industry that until recently, has lacked standardization and large scale agricultural principals. We offer hands-on experience and proven techniques for every phase of the application, design, construction, cultivation, processing and sale of cannabis.

NextBigCrop.com



- // LICENSE PROCUREMENT
- // DESIGN/BUILD
- // MANAGED SERVICES
- // OPERATIONAL PLANS
- // SUPPLY CHAIN MGT



Rich Cardinal

During his experience in Colorado's medical marijuana system, Rich oversaw the construction and operations of multiple commercial cultivation facilities. He managed the construction and operations of Boulder Kind Care's warehouse grows from 2009 – 2012. In the process, he developed cultivation techniques specific for large scale commercial warehouse grows. In 2012, Rich took over the retro-fitting of a 42,000 square foot greenhouse, the largest legal cannabis cultivation facility in the country at the time. Under his control, that greenhouse produced over a ton of high-grade medical marijuana in 2013. He formed Next Big Crop Consulting in 2013 to help clients by lending his expertise in cultivation design, construction and operations.

CHIEFTON SUPPLY CO

A GENERAL CANNABIS COMPANY

Chiefton Supply Company strives to create innovative eco-conscious apparel that inspires and supports the global cannabis community.

Founded in 2015 with a passion to create a relevant cannabis lifestyle brand with style, our mission is to create the highest level of function, relevance, comfort, in the most responsible way possible. Our apparel and accessories utilize textiles like hemp, organic cotton, and recycled polyester which deliver performance, comfort, and accountability. Chiefton also utilizes Denver's only certifiably green screen printing shop. What you wear matters and Chiefton will consistently strive to provide eco-friendly apparel, accessories, and printing techniques.


HEMP
SUPPLY CO.



Bryan is an award winning professional graphic designer originally from the great state of Texas. For the last 17 years he has lent his expertise to action sport companies, apparel brands, and cannabis corporations. Owning his own snowboard shop for over 10 years gives Bryan a unique perspective on the retail aspects of the legal cannabis landscape. As one of the original founders of Chiefton Supply Co. he conceptualized and launched the brand in 2015. His branding, design work, and merchandising is extensive in the cannabis industry as well as the board sports community. Bryan holds a bachelor's degree from the Art Institute of Colorado.

Bryan DeHaven



- **// Mainstream distribution**
- **// Custom designs**
- **// Hemp and sustainable textiles**
- **// Penetration in multiple states**
- **// Cannabis culture for the masses**

IRON PROTECTION GROUP

A GENERAL CANNABIS COMPANY

Iron Protection Group (IPG) is proud to be one of the fastest-growing security companies in the nation. Our operator, many who are US Veterans, remain aware and enforce compliance in all laws and regulations pertaining to their function within our clients business. At IPG, we have a vision of security that is different from other security companies. We believe in a discreet model in everything we do. We strive to keep the spotlight off of us and our activities while providing safety and security so our customer can focus on what they do best.

IronProtectionGroupSecurity.com











- // Founded by/employs vets
- // Multi-state presence
- // Security planning
- // Physical security
- // Camera install/monitoring



Caleb Patton

Caleb Patton Joined the United States Marine Corp in 2007 and served overseas four times, which included combat tours to both Iraq and Afghanistan. Soon after School of Infantry Caleb had his boots on ground, patrolling the streets of Ramadi, Iraq. Here, he quickly found out what it took to be a leader of Marines and ran with the responsibility and pride it gave him to bring everyone home safe on each patrol and operation. Caleb led Marines on countless patrols through the streets of Iraq to the poppy fields of Afghanistan and not until a training operation in the States did Caleb meet with tragedy. In 2014 while still in Wounded Warrior Battalion, after long talks with brothers in arms that had exited from the Marines, Iron Protection Group was born. In 2015 Caleb moved to Denver to fully immerse himself into the company. As Iron Protection Group expands into California, Caleb has taken the role of Managing Director of IPG Colorado and continues to drive the leading cannabis security provider in the industry.

FINANCIALS

QUARTERLY REVENUE GROWTH

Revenues	Mar-16	Jun-16	Sep-16	Dec-16	Mar-17	Jun-17	Sep-17	Dec-17	Mar-18	Jun-18	Sep-18	Dec-18 (Est.)*
Security	507,531	531,663	560,713	633,008	425,138	364,306	533,605	561,569	551,977	614,281	689,930	746,000
Marketing	50,098	66,014	106,402	38,831	44,287	69,535	49,394	76,389	84,490	97,974	45,054	51,000
Operations	98,114	72,801	117,700	70,680	217,196	365,900	364,629	317,347	306,014	402,287	345,205	664,000
Finance	36,369	31,464	25,565	35,029	32,484	33,864	32,903	33,529	-	-	16,858	2,000
Total	692,112	701,942	810,380	777,548	719,105	833,605	980,531	988,834	942,481	1,114,542	1,097,047	1,463,000
Q/Q Revenue Growth	1%	1%	15%	-4%	-8%	16%	18%	1%	-5%	18%	-2%	33%
Trailing Twelve Months (TTM) Revenues	2,398,233	2,672,973	2,890,036	2,981,982	3,008,975	3,140,638	3,310,789	3,522,075	3,745,451	4,026,388	4,142,904	4,617,070
TTM Q/Q Growth	36.0%	11.5%	8.1%	3.2%	0.9%	4.4%	5.4%	6.4%	6.3%	7.5%	2.9%	11.4%

**Dec-18 (Est.) amounts have not been audited and are subject to change.*

Quarterly Revenues by Segment



1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18
Security Marketing Operations Finance

TTM Revenues by Segment



5,000,000
4,500,000
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
Dec-15 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18
Security Marketing Operations Finance

General Cannabis' current financial information is available on the SEC EDGAR system: SEC EDGAR

2019 KEY OBJECTIVES PER SEGMENT

- Continued expansion in California
- Camera Monitoring
- Guard training
- Implementing compliant security services for companies who recently obtained licenses
- Growth through acquisition, as well as expansion into new markets

IRON PROTECTION GROUP
A GENERAL CANNABIS COMPANY

- Pursue relationships with non-cannabis national and regional apparel retailers and distributors, as well as expand our product line nationwide within the cannabis industry
- Actively identify and evaluate acquisition targets within the the apparel and consumer goods space

CHIEFTON SUPPLY CO
A GENERAL CANNABIS COMPANY

- Expanding our wholesale equipment and supply business to companies beyond our consulting clients via an online sales portal
- Selling standard operating procedures through an online sales portal
- Pursuing opportunities to own and operate our own cannabis grow facility and / or dispensaries
- Continue to assess acquisition targets that are complimentary and / or expansive to our consulting business

NEXT BIG CROP
A GENERAL CANNABIS COMPANY

- Expanding our portfolio of loans
- Potentially launching a loan origination and servicing business
- Investing in high-potential companies within the cannabis industry

GC CAPITAL
A GENERAL CANNABIS COMPANY

2019 KEY OBJECTIVES PER SEGMENT CONTINUED

- Opening athlete and wellness retail CBD Store in Long Island, NY with plans to expand concept
- A $300,000 fully secured loan to a company in the cannabis industry
- New office lease in Los Angeles, California will strengthen our position to support clients along the West Coast
- Expansion of executive team with promotions of top contributors from across marketing, accounting and operations will continue to enhance the strong foundation we can offer entrepreneurs and client


RI
NJ
DE
DC
Recreational & Medical Cannabis
Medical Cannabis
Illegal Cannabis
GC Markets



WHY CANNABIS?

U.S. Support for Legalizing Marijuana Hits All-Time High

"Should the use of marijuana be made legal or not?"



Yes, legal
No, illegal
100%
80%
60%
40%
20%
0
84%
12%
64%
34%
'69 '70
1980
1990
2000
2010
'17

Sources: Pew Research Center, Gallup

statista







There has been recent political momentum with former and current Senators like Schumer and Feinstein who have publicly indicated support for legalization

Over the next two years, we believe the demand for Cannabis will experience population driven demand in California.

Size of market will drive natural solution to banking and credit cards.

Shift to regulated production will cause a dramatic shift in cultivation methods, packaging and marketing for the marijuana industry

We believe STATES Act will not only protect us, but will help us see substantive growth and stability, leading to CBD clarity as well as banking resolution

// CA will be tipping point

// Positive Federal changes afoot

// Expect Banking Resolution

WHY GENERAL CANNABIS?

Industry anticipates trends in Massive Sales Growth, Recreational Dominance

As the market grows, there will be greater needs not only for the value added services GC can offer, but, there are also greater opportunities to take advantage of the national evolution of the industry

We believe that Colorado, as the first market to "go rec" is a good example of the life cycle of the industry and we have gained meaningful experiences helping to develop the Colorado market—experiences that can add tremendous value to new markets.



MJBizConNEXT
2018
Trend #1: Massive Sales Growth, Rec Dominance
U.S. Cannabis Retail Sales Estimates: 2017 - 2022
(In Billions Of U.S. Dollars)
Recreational
Medical
$5.8-$6.6 Total
$8.1-$10.0 Total
$10.2-$12.3 Total
$12.1-$14.7 Total
$14.6-$17.9 Total
$18.0-$22.2 Total
2017
2018
2019
2020
2021
2022

We expect the consolidation and rise of national chains and brands in cannabis

As smaller players require additional capital and expertise to compete in the face of this consolidation, General Cannabis has turn key solutions to help small and mid-size companies thrive.


MJBizConNEXT
2018
Trend #4: Consolidation & Rise of Chains, National Brands
• Colorado: 5 companies run ~70 locations – or 14% of total
• Washington: 20% of retailers operate more than one store
• Dozens of infused brands, dispensaries/rec stores have expanded to multiple states


MJBizConNEXT
2018
Trend #5: Smaller Players Getting Squeezed Out
• Still possibilities in rec, but long-term challenges exist
• MMJ moving into hands of well-capitalized companies
BUSINESS
CLOSED

Industry predicts smaller players getting squeezed out

As smaller players get squeezed, General Cannabis can find opportunities for value acquisitions and consolidation.

-50%

Change in Flower Price per pound

Change in Trim Price per pound

+92%

CO CANNABIS WHOLESALE PRICING TRENDS


$2,007
$364
JAN 2015
$1,868
$370
JUL 2015
$1,948
$464
JAN 2016
$1,816
$505
JUL 2016
$1,471
$499
JAN 2017
$1,298
$426
AUG 2017
$1,305
$405
OCT 2017
$1,265
$506
JAN 2018
$1,012
$700
APR 2018
AVERAGE MARKET RATE FOR FLOWER & TRIM IN COLORADO
FLOWER RATE ($/LB)
TRIM RATE ($/LB)

CannaBit

New Frontier data

Colorado Market Maturing but Still Growing

» *Declining Commodity Price Causing a Canna-Crisis in Colorado*
- We see similar activity in other markets

» We have worked with selective clients to help them succeed in an increasingly challenging market

» We have re-allocated resources to new markets and have seen significant growth in markets like California and Maryland, while Colorado remains stable

» Colorado has historically represented > 60% of our Revenues. We expect that to shrink as a percentage as clients in new states come on line. Over the next year, we expect to continue to see positive impact from Maryland and California

» Colorado was a "Dress Rehearsal"



Michael Feinsod

INTERIM CEO

Joined 2014

Mr. Feinsod is the interim Chief Executive Officer of General Cannabis. He is the Managing Member of Infinity Capital, LLC, an investment management company he founded in 1999. From 2006 through 2013, he served as a director and in various executive positions at Ameritrans Capital Corporation, a business development company. Mr. Feinsod was an investment analyst and portfolio manager at Mark Boyar & Company, Inc., a broker-dealer. He is admitted to practice law in New York and served as an associate in the Corporate Law Department of Paul, Hastings LLP. Mr. Feinsod holds a J.D. from Fordham University School of Law and a B.A. from George Washington University.



Joe Hodas

COO

Joined 2018

Mr. Hodas served as Principal of his consulting firm, CKjoe, LLC, assisting companies with business development, operations and marketing. In 2014-17, Mr. Hodas was CMO at Dixie Brands, Inc., where he was responsible national expansion of three brands. From 2008-14 he served as Executive Vice President of Vladimir Jones. Over the past decade, Mr. Hodas has served in leadership roles brands such as Smashburger, Quiznos and Frontier Airlines. Joe earned a Master of Sciences in Public Relations and Marketing from the University of Denver. He holds a Bachelor of Arts from The University of Texas at Austin.



Brian Andrews

CFO

Joined 2017

Mr. Andrews appointment of CFO was after serving as VP of Finance since Jan 2017. From 2013-17, Mr. Andrews worked for NOW CFO, LLC, where he provided accounting and finance consulting services to companies, including GC Corp from 2015-17. From 2011-13, he was corporate controller for Mesa Labs, Inc., a public medical device company. Mr. Andrews has 15 years of experience as an auditor, clients' SEC filings, regulation compliance, management reporting, acquisition due diligence and integration. He is a licensed CPA in Colorado and has a BS in Accounting with a minor in Finance from the University of Kansas.



Brett Wendt

General Counsel

Joined 2018

Mr. Wendt is an accomplished trial attorney, representing national, regional and local clients in all matters related to business and employment law. He has tried dozens of commercial and civil cases in both federal and state courts in Florida and Colorado. In addition to his law firm practice, Mr. Wendt previously served as vice president and general counsel for the nation's largest underground utility locate company where he managed outside counsel in 26 states with a keen eye toward litigation avoidance and efficient resolution.

BOARD OF DIRECTORS



Michael Feinsod
CHAIRMAN

Mr. Feinsod is the Managing Member of Infinity Capital, LLC, an investment management company he founded in 1999. From 2006 through 2013, he served in various executive positions at Ameritrans Capital Corporation, a business development company. Mr. Feinsod served as a director of Ameritrans Capital from December 2005 until July 2013. Mr. Feinsod was an investment analyst and portfolio manager at Mark Boyar & Company, Inc., a broker-dealer. He is admitted to practice law in New York and served as an associate in the Corporate Law Department of Paul, Hastings, Janofsky & Walker LLP. Mr. Feinsod holds a J.D. from Fordham University School of Law and a B.A. from George Washington University.



Peter Boockvar
DIRECTOR

Mr. Boockvar is the Chief Investment Officer of Bleakley Advisory Group, a wealth management firm and co head of Bookmark Advisors. He is Editor of The Boock Report, a macro economic and market website. Prior he was the Chief Market Analyst with The Lindsey Group, a macro economic and market research firm. Previously, he was an employee and partner at Miller Tabak + Co for 18 years as the equity strategist and a portfolio manager with Miller Tabak Advisors. He joined Donaldson, Lufkin and Jenrette in 1992 in their corporate bond research department. He is a regular CNBC contributor. He has a B.B.A. in Finance from George Washington University.



Duncan Levin
DIRECTOR

Mr. Levin is an expert in anti-money laundering, internal investigations, and anti-fraud. After working at the highest levels of state and federal law enforcement, Mr. Levin now consults with businesses facing challenges, including regulatory, investigatory, and anti-fraud issues. He was a line prosecutor and clerked for Hon. Nicholas G. Garaufis on the U.S. District Court. He has practiced privately, lectured for the U.S. DOJ and the District Attorney's Office. He serves on the Criminal Law committee of the Bar Association for the City of New York. Mr. Levin is a graduate of Yale College, where he was elected to Phi Beta Kappa, and Yale Law School.



Mark Green
DIRECTOR

Mr. Mark Green has been a Managing Director and Head of Commercial Mortgage Backed Securities (cmbs) Capital Markets at Jefferies & Company, LLC. since 2010. The four years prior he was Managing Director and Head of CMdBS Capital Markets at UBS. He has 11 years of CMBS capital markets experience and extensive real estate investing experience across public and private markets spanning several business cycles. He served as Managing Director of Leucadia National Corporation, a subsidiary of Leucadia. He led real estate divisions at UBS, Eurohypo and CIBC World Markets. Mr. Green holds an MBA from Columbia Business School and a BS from Skidmore College.



Robert Frichtel
DIRECTOR

Robert Frichtel served as a managing partner of IBC Capital Group, a commercial real estate and finance company, from 2002 to June of 2013. Since 2010 Mr. Frichtel has consulted for numerous clients throughout the nation that are engaged in the medical marijuana business and has written articles for Bloomberg news regarding the cannabis industry. Between 1999 and 2001, Mr. Frichtel was the president and Chief Operating Officer of EDS Group, a division of Health Net, a NYSE listed healthcare company. Mr. Frichtel received a Bachelor of Science degree in Business Administration from Colorado State University.

Capitalization Table

Capitalization Table (As of January 31, 2019)	# Shares	WAEP	$ Value	% of Fully Diluted
Common Shares Outstanding (Directors & Officers)	1,600,000			3%
Common Shares Outstanding (Other)	34,622,752			65%
Warrants	6,217,214*	2.23	13,864,387	12%
Stock Options	10,601,360**	1.86	19,718,530	20%
Fully Diluted Shares Outstanding	**53,041,326**			**100%**

*Includes 414,000 Warrants held by Officers & Directors
**Includes 8,727,500 Options held by Officers & Directors

CONTACT US

Michael Feinsod
Executive Chairman of Board & Interim CEO
michael@generalcann.com

Joe Hodas
Chief Operating Officer
joe@generalcann.com

Brian Andrews
Chief Financial Officer
brian@generalcann.com

Brett Wendt
General Counsel
brett@generalcann.com



THANK YOU

OTCQX:CANN
www.generalcann.com
info@generalcann.com
303.759.1300